Fees Summary	Mar. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,493,125,000
Previously Paid Amount	0
Total Fee Amount	534,797.44
Total Offset Amount	0
Net Fee	$ 534,797.44